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                                   APPENDIX 1

TRUST                                       SERIES
Columbia Funds Trust I
                       Columbia High Yield Opportunity Fund
                       Columbia Strategic Income Fund
                       Columbia Tax-Managed Growth Fund
                       Columbia Tax-Managed Growth Fund II
                       Columbia Tax-Managed Value Fund
                       Columbia Tax-Managed Aggressive Growth Fund

Columbia Funds Trust II
                       Columbia Newport Japan Opportunities Fund
                       Columbia Newport Greater China Fund
                       Columbia Money Market Fund

Columbia Funds Trust III
                       Columbia Mid Cap Value Fund
                       Columbia Liberty Fund
                       Columbia Global Equity Fund
                       Columbia Contrarian Income Fund
                       Columbia Intermediate Government Income Fund
                       Columbia Quality Plus Bond Fund
                       Columbia Corporate Bond Fund
                       Columbia Federal Securities Fund

Columbia Funds Trust IV
                       Columbia Tax-Exempt Fund
                       Columbia Tax-Exempt Insured Fund
                       Columbia Utilities Fund
                       Columbia Municipal Money Market Fund


Columbia Funds Trust V
                       Columbia California Tax-Exempt Fund
                       Columbia Connecticut Tax-Exempt Fund
                       Columbia Massachusetts Tax-Exempt Fund
                       Columbia New York Tax-Exempt Fund
                       Columbia Large Company Index Fund
                       Columbia U.S. Treasury Index Fund
                       Columbia Small Company Index Fund
                       Columbia Intermediate Tax-Exempt Bond Fund
                       Columbia Massachusetts Intermediate Municipal Bond Fund Columbia Connecticut Intermediate Municipal Bond Fund Columbia New Jersey Intermediate Municipal Bond Fund Columbia New York Intermediate Municipal Bond Fund Columbia Rhode Island Intermediate Municipal Bond Fund Columbia Florida Intermediate Municipal Bond Fund Columbia Pennsylvania Intermediate Municipal Bond Fund

Columbia Funds Trust VI
                       Columbia Growth & Income Fund
                       Columbia Small Cap Value Fund
                       Columbia Newport Asia Pacific Fund

Columbia Funds Trust VII
                       Columbia Newport Tiger Fund
                       Columbia Europe Fund


By:      /s/Joseph R. Palombo
         Joseph R. Palombo,
         President of each Trust

COLUMBIA FUNDS DISTRIBUTOR, INC.


By:      /s/James Tambone
         Name: James Tambone
         Title: President

Dated:  November 1, 2003